UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 13, 2026

ICU MEDICAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34634	33-0022692
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

951 Calle Amanecer	,	San Clemente	,	California	92673
(Address of principal executive offices)					(Zip Code)

(949) 366-2183
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.10 per share	ICUI	The Nasdaq Stock Market LLC
(Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 13, 2026, ICU Medical, Inc. (the “Company”) held its 2026 annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved amendments to the Company’s Amended and Restated Certificate of Incorporation to: (i) eliminate certain provisions that require a supermajority vote of stockholders and provide for a simple majority vote (the “Majority Voting Amendment”); (ii) permit stockholders owning no less than 25% of the combined voting power of all outstanding voting securities of the Company the right to call a special meeting of stockholders (“Special Meeting Amendment”); and (iii) remove such other provisions no longer applicable (collectively, the “Charter Amendments”). The Charter Amendments became effective upon filing an Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware on May 15, 2026.

The Board also approved, contingent on stockholder approval and effectiveness of the Charter Amendments, an amendment and restatement of the Company’s Bylaws (as amended and restated, the “Amended and Restated Bylaws”), which became effective upon the effectiveness of the Charter Amendments, to adopt certain changes to implement the Charter Amendments. The Amended and Restated Bylaws include, among other things, provisions setting forth the following procedural and informational requirements regarding the Special Meeting Amendment:

•The requesting stockholder(s) must follow certain procedural requirements for requesting that the Company set a record date to determine whether the requesting stockholder(s) meet the share ownership requirement.

•Any record date or special-meeting request must set forth information regarding, (1) the business proposed to be conducted at the meeting, (2) information about any director candidate nominated and (3) information with respect to the requesting stockholder(s), including the beneficial owner(s), if any, on whose behalf the proposal is made.

•A special meeting request will not be valid if: (i) it does not comply with the applicable procedural requirements set forth in the Amended and Restated Bylaws; (ii) it relates to an item of business to be transacted at such meeting that is not a proper subject for stockholder action under applicable law; (iii) the business proposed to be conducted at the meeting is identical or substantially similar to an item of business for which a record date was previously fixed, that is delivered between the 61st day after and the one-year anniversary of such record date; (iv) an identical or substantially similar item of business was covered at the most recent annual meeting or at a special meeting held within one year prior to the date on which the request was received; or (v) an identical or substantially similar item of business is to be covered at a stockholder meeting called by the Board of Directors to be held within 90 days after the request is received.

The foregoing descriptions of the Charter Amendments and the Amended and Restated Bylaws do not purport to be complete and are qualified in their entirety by reference to (i) “Proposal 4 – Amendments to the Company's Amended and Restated Certificate of Incorporation to Adopt Simple Majority Voting Provisions” and “Proposal 5 – Amendment to Our Restated Certificate of Incorporation to Adopt a Stockholder Right to Call Special Meetings at an Ownership Threshold of 25%” in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 2, 2026 and (ii) the text of the Charter Amendments set forth in the Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws, copies of which are attached hereto as Exhibits 3.1 and 3.2, respectively, and incorporated herein by reference.

Item 5.07.  Submission of Matters to a Vote of Security Holders.
At the Annual Meeting held on May 13, 2026, the following proposals were voted on by the Company’s stockholders, and the results were as set forth below:

Proposal 1. Election of directors.

Name of Nominee	Votes For	Withheld	Broker Non-Votes
Vivek Jain	21,830,140	314,173	1,979,477
David C. Greenberg	21,838,112	306,201	1,979,477
Elisha W. Finney	21,875,087	269,226	1,979,477
David F. Hoffmeister	21,951,116	193,197	1,979,477
Donald M. Abbey	21,880,077	264,236	1,979,477
Laurie Hernandez	21,881,172	263,141	1,979,477
Kolleen T. Kennedy	21,881,304	263,009	1,979,477

The Company’s stockholders elected each of the director nominees to serve as a director until the next annual meeting of stockholders or until their respective successor is duly elected and qualified.

Proposal 2. Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
23,862,197	255,744	5,849	0

The Company’s stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

Proposal 3. Approve, on an advisory basis, the Company’s named executive officer compensation.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
21,211,525	920,098	12,690	1,979,477

The Company’s stockholders approved, on an advisory basis, the Company’s named executive officer compensation.

Proposal 4. Approve an amendment to the Company's Amended and Restated Certificate of Incorporation to adopt simple majority voting provisions.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
22,121,581	14,893	7,839	1,979,477

The Company’s stockholders approved the Company's Amended and Restated Certificate of Incorporation to adopt simple majority voting provisions.

Proposal 5. Approve an amendment to the Company's Amended and Restated Certificate of Incorporation to adopt a stockholder right to call special meetings at an ownership threshold of 25%.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
20,744,372	131,314	1,268,627	1,979,477

The Company’s stockholders approved the Company's Amended and Restated Certificate of Incorporation to adopt a stockholder right to call special meetings at an ownership threshold of 25%.

Proposal 6. Approve an adjournment of the Annual Meeting, if necessary, to solicit additional proxies to approve Proposal 5.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
21,087,338	1,050,235	6,740	1,979,477

The Company’s stockholders approved an adjournment of the Annual Meeting, if necessary, to solicit additional proxies to approve Proposal 5.

Proposal 7. Approve, on an advisory basis, a stockholder proposal to establish a 10% stockholder special meeting right.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
9,009,640	13,124,012	10,661	1,979,477

The Company’s stockholders did not approve, on an advisory basis, a stockholder proposal to establish a 10% stockholder special meeting right.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits

3.1    ICU Medical, Inc. Amended and Restated Certificate of Incorporation

3.2    ICU Medical, Inc. Amended and Restated Bylaws

104    Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICU MEDICAL, INC.

Date: May 18, 2026	By:	/s/ Brian M. Bonnell
Brian M. Bonnell
Chief Financial Officer